AGREEMENT OF PURCHASE AND SALE



                            dated January 4, 2010

                                   between

                             EMPIRE GLOBAL CORP.
                                   Seller

                                    and

                        BRAYDON CAPITAL CORPORATION
                                 Purchaser














































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                   AGREEMENT OF PURCHASE AND SALE OF STOCK


AGREEMENT OF PURCHASE AND SALE, made January 4, 2009, between EMPIRE GLOBAL CORP., a Delaware corporation, having an address at 648 Finch Ave. East, Suite 2, Toronto, ON M2K 2E6 Canada, ("Seller"), and BRAYDON CAPITAL CORPORATION ("Braydon"), an Ontario corporation, having an address at 42 Wishing Well Court, Kleinburg, ON, Canada, ("Purchaser").


WITNESSETH:

WHEREAS, Purchaser desires to acquire, and Seller desires to sell, the shares of stock of IMM INVESTMENTS, INC., upon the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the covenants and agreements hereafter set forth, and other valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto agree as follows:

1. Agreement To Sell. Seller agrees to sell, transfer and deliver to Purchaser, and Purchaser agrees to purchase, upon the terms and conditions hereinafter set forth, the 100 shares of the capital stock of IMM INVESTMENTS, INC., a corporation organized under the laws of Province of Ontario (the "Corporation"), said shares constituting all of the authorized and issued shares of the Corporation (the "Shares").

2. Purchase Price. The purchase price to be paid by Purchaser is Two Hundred Thousand Dollars in United States Currency (US$200,000.00), payable as follows:

(a) An amount of Seventy One Thousand Dollars in United States Currency (US$71,000.00) paid by Braydon Capital Corp. to Empire Global Corp. in the form of advances due on December 31, 2009 payable on demand and cancelled by Braydon Capital Corp. at the closing by the execution, and

(b) An amount Forty Two Thousand, Five Hundred Dollars in United States Currency (US$42,500.00) paid by Prosper Consulting Corp. to Empire Global Corp. in the form of advances due on December 31, 2009 payable on demand and assumed by Braydon Capital Corp. at the closing by the execution, and

(c) An amount of Fifteen Thousand Dollars in United States Currency (US$15,000.00) paid by Gold Street Capital Corp. to Empire Global Corp. in the form of advances due on December 31, 2009 payable on demand and assumed by Braydon Capital Corp. at the closing by the execution, and

(d) An amount of Seventy One Thousand, Five Hundred Dollars in United States Currency (US$71,500.00) in services provided by Gold Street Capital Corp. to Empire Global Corp. in the form of accounts payable due on December 31, 2009 payable on demand and assumed by Braydon Capital Corp. at the closing by the execution.


3. The Closing. The "closing" means the settlement of the obligations of Seller and Purchaser to each other under this agreement, including the payment of the purchase price to Seller as provided in Article 2 hereof and the delivery of the closing documents provided for in Article 4 hereof. The closing shall be held at the offices of Empire Global Corp. Suite 2, 648 Finch Ave. East, Toronto, Ontario, M2K 2E6, at the close of business or about 4:30 P.M. on January 8, 2010 (the "closing date").

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4. Closing Documents. At the closing Seller shall execute and deliver to
Purchaser:

(a) the certificate or certificates for the Shares, duly endorsed so as to effectively transfer ownership of the Shares to Purchaser, together with all appropriate Federal and State transfer tax stamps affixed
(b) letters of resignation from each director and officer of the Corporation, effective as of the closing hereunder, together with a certificate of the resigning secretary of the Corporation, duly certified by the resigning president and each resigning director of the Corporation, certifying that at a meeting of the directors of the Corporation, duly called and held and at which a quorum was present, the resignation of the officers and directors thereof was accepted, and that there were duly elected in the place thereof, effective as of the closing hereunder, such persons as Purchaser theretofore shall have designated in writing as officers and directors of the Corporation
(c) the Certificate of Incorporation or other organizational documents of the Corporation, and the Bylaws, minute book, stock certificate book, and seal of the Corporation; any bills, vouchers, records showing the ownership of the furniture, furnishings, equipment, other property used in the operation of the Corporation; and all other books of account, records and contracts of the Corporation, or in the event of lost documents an affidavit of lost documents on a form of affidavit as annexed hereto as Exhibit 1
(d) such other instruments in form and substance satisfactory to Purchaser's attorney as may be necessary or proper to transfer to Purchaser good and marketable title to all other ownership interests in the Corporation to be transferred under this agreement

At the closing Seller shall deliver to Purchaser all keys for the business. Seller shall do all further acts and things as may be necessary, or reasonably requested by Purchaser, to consummate the transactions contemplated by this agreement, including the acquisition of possession of the Corporation. Seller shall advise Purchaser of, and cause to be delivered to Purchaser, all trade secrets and proprietary information pertaining to the business.

At the closing Purchaser shall execute and deliver to Seller on a form of receipt annexed hereto as Exhibit 2 the following:

(a) A receipt of payment and release of advances due in the amount of $71,000 from Braydon Capital Corp.
(b) A receipt of payment and release of advances due in the amount of $45,000 from Prosper Consulting Corp.
(c) A receipt of payment and release of advances due in the amount of $15,000 from Gold Street Capital Corp.
(d) A receipt of payment and release of account payable due in the amount of $71,500 from Gold Street Capital Corp.

and

(e) A Bill of Sale on a form of annexed hereto as Exhibit 3










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5. Representations And Warranties Of Seller. Seller represents and warrants to
Purchaser as follows:

(a) Seller is a corporation duly organized and validly existing under the laws of Delaware. Seller has full power and authority to carry out and perform its undertakings and obligations as provided herein. The execution and delivery by Seller of this agreement and the consummation of the transactions contemplated herein have been duly authorized by the Board of Directors of Seller and will not conflict with or breach any provision of the Certificate of Incorporation or Bylaws of Seller, and do not and will not conflict with or result in any breach of any condition or provision of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon the Corporation by reason of the provisions of any contract, lien, lease, agreement, instrument or judgment to which Seller is a party, or which is or purports to be binding upon Seller or which affects or purports to affect the Corporation. No further action or approval, corporate or otherwise, is required in order to constitute this agreement the binding and enforceable obligation of Seller.

(b) No action, approval, consent or authorization, including without limitation any action, approval, consent or authorization of any governmental or quasi-governmental agency, commission, board, bureau or instrumentality, is necessary for Seller to constitute this agreement the binding and enforceable obligation of Seller or to consummate the transactions contemplated hereby.

(c) The Corporation is a corporation duly organized under the laws of the Province of Ontario, and the Corporation validly exists and has not been dissolved. The copies of the documents pertaining to the organization of the Corporation provided by Seller to Purchaser are true and complete copies of said documents.

(d) Seller is the owner of the Shares, and the Shares are all of the issued and outstanding shares of stock of the Corporation. All of the Shares have no par value, are fully paid and non-assessable, have not been assigned, pledged or hypothecated, and are free of all liens, claims and encumbrances. There are no outstanding rights for subscription to any additional stock of the Corporation by any person or entity. There are no unpaid dividends heretofore declared, if any, to any stockholder of the Corporation.

(e) There are no violations of any law or governmental rule or regulation pending or, to the best of Seller's knowledge, threatened against Seller, the Shares or the Corporation. Seller and the Corporation have complied with all laws and governmental rules and regulations applicable to the business or the Assets.

(f) The assets owned by the Corporation are subject to an escrow agreement the terms of which contain an undertaking with respect to respondents named in allegations of the Ontario Securities Commission (Commission) action against former management of Empire Global Corp. that:

    1) none of the respondents will be appointed an officer or director of Armistice (Resources Corp.);
    2) until the Commission's investigations relating to the allegations against the Respondents is complete IMM will not nominate any individual to the board of directors without the consent of the TSX;
    3) IMM will execute an amendment to an escrow agreement providing that its securities being held in escrow cannot be voted without the consent of the TSX (which amendment was executed by IMM on June 5, 2006);
    4) none of the respondents will participate in future financings of Armistice (Resources Corp.) until the Commission has completed its investigation; and
    5) until the Commission's investigation is complete, if any derogatory information is found on any officer or director of Armistice
       (Resources Corp.), the TSX may require the resignation of any of these individuals if deemed unacceptable to the TSX.

(g) The Seller is subject to suits, actions or proceedings arising from the normal course of business. Neither Seller, the Shares nor the Corporation are a party to, subject to or bound by any agreement or any judgment or decree of any court, governmental body or arbitrator which would conflict with or be breached by the execution, delivery or performance of this agreement, or which could prevent the carrying out of the transactions provided for in this agreement, or which could prevent the use by Purchaser of the Corporation or adversely affect the conduct of the business by Purchaser.

(h) The Seller entered into an Agreement of Purchase and Sale on June 17, 2005 with Blazing Holdings Inc. ("Blazing") an Ontario Corporation to sell the Corporation in exchange for a Promissory Note (the "Blazing Agreement").

    1) Blazing abandoned the Blazing Agreement and as a result the Seller rescinded the Blazing Agreement. Seller agrees to indemnify and hold harmless the Purchaser from any liabilities either known or unknown or, current or arising from the Blazing Agreement.

    2) In the event that a court of competent jurisdiction deems the Blazing Agreement enforceable, the Seller assigns and the Purchaser shall assume the Promissory Note issued pursuant to the Blazing Agreement in lieu of the Shares of the Corporation as contemplated hereby.

(i) Except as otherwise indicated in this Article 5, the Corporation has not entered into, and is not subject to, any:

     (i) written contract or agreement for the employment of any employee of the business;
     (ii)  contract with any labor union or guild;
     (iii) pension, profit-sharing, retirement, bonus, insurance, or similar plan with respect to any employee of the business; or
     (iv) similar contract or agreement affecting or relating to the Corporation.

(j) The Corporation has filed each tax return, including without limitation all income, excise, property, gain, sales, franchise and license tax returns, required to be filed by the Corporation prior to the date hereof. Each such return is true, complete and correct, and the Corporation has paid all taxes, assessments and charges of any governmental authority required to be paid by it and has created reserves or made provision for all taxes accrued but not yet payable. No government is now asserting, or to Seller's knowledge threatening to assert, any deficiency or assessment for additional taxes or any interest, penalties or fines with respect to the Corporation.

(k) The financial statements, balance sheets and other information pertaining to the Corporation set forth in Exhibit 4 hereto are true, correct and complete as of the dates and for the periods set forth therein; have been prepared in accordance with generally accepted accounting principles consistently applied; and fairly represent the financial position of the Corporation at such dates and for such periods.

The Corporation had at said dates no liabilities or obligations of any kind, contingent or otherwise, not reflected in Exhibit 4. Except as shown in
Exhibit 4, the Corporation owns outright each asset or item of property reflected therein, free of all liens, claims and encumbrances. Since said dates and periods, there has been no material adverse change in the financial condition, assets or liabilities of the Corporation.

At the closing Seller shall execute and deliver an affidavit setting forth the above representations as of the date of the closing.

6. Representations And Warranties Of Purchaser. Purchaser represents and warrants to Seller as follows:

(a) Purchaser is a corporation duly organized and validly existing under the laws of Ontario. Purchaser has full power and authority to carry out and perform its undertakings and obligations as provided herein. The execution and delivery by Purchaser of this agreement and the consummation of the transactions contemplated herein have been duly authorized by the Board of Directors of Purchaser and will not conflict with or breach any provision of the Certificate of Incorporation or Bylaws of Purchaser. No further action or approval, corporate or otherwise, is required in order to constitute this agreement the binding and enforceable obligation of Purchaser.

(b) No action, approval, consent or authorization, including without limitation any action, approval, consent or authorization of any governmental or quasi-governmental agency, commission, board, bureau or instrumentality, is necessary for Purchaser to constitute this agreement the binding and enforceable obligation of Purchaser or to consummate the transactions contemplated hereby.

7. Conduct Of The Business. Seller, until the closing, shall:

(a) conduct the business in the normal, useful and regular manner;

(b) preserve the business and the goodwill of the customers and suppliers of the business and others having relations with Seller; and

(c) give Purchaser and its duly designated representatives reasonable access to the premises of the Corporation and the books and records of the Corporation, and furnish to Purchaser such data and information pertaining to the Corporation as Purchaser from time to time reasonably may request.

It is the understanding of the parties that the Corporation is being sold as an ongoing business. Seller shall endeavor to cause the operations of the Corporation to continue be conducted, from the date of this agreement until the closing, in substantially the same fashion as such operations have been conducted during the preceding year.

8. Conditions To Closing. The obligations of Purchaser to close hereunder are subject, at the option of Purchaser, to the following conditions:

(a) All of the terms, covenants and conditions to be complied with or performed by Seller under this agreement on or before the closing shall have been complied with or performed in all material respects.

(b) All representations or warranties of Seller herein are true in all material respects as of the closing date.

(c) On the closing date, there shall be no liens or encumbrances against the Corporation, except as may be provided for herein.

9. Indemnification. Each party hereto shall indemnify and hold the other party harmless from and against all liability, claim, loss, damage or expense, including reasonable attorneys' fees, incurred or required to be paid by such other party by reason of any breach or failure of observance or performance of any representation, warranty or covenant or other provision of this agreement by such party.

10. Brokerage. The parties hereto represent and warrant to each other that they have not dealt with any broker or finder in connection with this agreement or the transactions contemplated hereby, and no broker or any other person is entitled to receive any brokerage commission, finder's fee or similar compensation in connection with this agreement or the transactions contemplated hereby.

11. Assignment. Purchaser shall not assign this agreement without the prior written consent of Seller in each instance.

12. Notices. All notices, demands and other communications required or permitted to be given hereunder shall be in writing and shall be deemed to have been properly given if delivered by hand or by Federal Express courier or by registered or certified mail, return receipt requested, with postage prepaid, to Seller or Purchaser, as the case may be, at their addresses first above written, or at such other addresses as they may designate by notice given hereunder.

13. Survival. The representations, warranties and covenant contained herein or in any document, instrument, certificate or schedule furnished in connection herewith shall survive the delivery of the Bill of Sale and shall continue in full force and effect after the closing, except to the extent waived in writing.

14. Further Assurances. In connection with the transactions contemplated by this agreement, the parties agree to execute and deliver such further instruments, and to take such further actions, as may be reasonably necessary or proper to effectuate and carry out the transactions contemplated in this agreement.

15. Changes Must Be In Writing. No delay or omission by either Seller or Purchaser in exercising any right shall operate as a waiver of such right or any other right. This agreement may not be altered, amended, changed, modified, waived or terminated in any respect or particular unless the same shall be in writing signed by the party to be bound. No waiver by any party of any breach hereunder shall be deemed a waiver of any other or subsequent breach.

16. Captions And Exhibits. The captions in this agreement are for convenience only and are not to be considered in construing this agreement. The Exhibits annexed to this agreement are an integral part of this agreement, and where there is any reference to this agreement it shall be deemed to include said Exhibits.

17. Governing Law. This agreement shall be governed by and construed in accordance with the laws of the Province of Ontario.

18. Binding Effect. This agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns.

SIGNATURES

IN WITNESS WHEREOF, the parties have executed this agreement the date first above written.


EMPIRE GLOBAL CORP.

ATTEST:                                           Per

/s/ Bekim Omeri                                   /s/ Vic Dominelli
                                                  -----------------------
                                                  VIC DOMINELLI, Chairman


BRAYDON CAPITAL CORPORATION

ATTEST:                                           Per

/s/ Bekim Omeri                                   /s/ Claudio Ciavarella
                                                  -----------------------------
                                                  CLAUDIO CIAVARELLA, President













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EXHIBIT 1

                        Form of Lost Document Affidavit


The undersigned being duly sworn, according to law, deposes and states that he is an officer of Empire Global Corp. (the "Holder"), that he makes this Affidavit on its behalf, being authorized to do so, and that the facts stated herein are true and correct to the best of his knowledge, information and belief.

1. On or about July 9, 2004, the Holder acquired IMM Investments Inc., ("Company") and obtained a minute book and a share certificate representing 100 shares of the Company ("Corporate Documents").

2. The Holder is the sole legal and beneficial holder of the Corporate
   Documents.

3. The Holder has reason to believe that the Corporate Documents have been lost, stolen, mutilated or destroyed because the Holder has caused a diligent search to be made for the Corporate Documents, and the Corporate Documents are nowhere to be found.

4. If the Corporate Documents is found or comes into the Holder's possession or control or into the possession or control of the Holder's representatives or assigns, the Corporate Documents shall be delivered to the Company to be cancelled.

5. The Holder relinquishes any claim of any nature whatsoever which it had in connection with the Corporate Documents.

6. The undersigned states that the above statements are true and to the best of the undersigned's knowledge, information and belief.


EMPIRE GLOBAL CORP



By:
   ---------------------------------

Name:
     -------------------------------

Title:
      ------------------------------


Sworn to and Subscribed before me this    day of             , 2010



Notary Public







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EXHIBIT 2

                            Form of Payment Receipt

Date: January   , 2010

To whom it may concern,

Subject: Loan to Empire Global Corp.

Amount: $
         ---------------

This receipt hereby confirms payment in the amount of $
(                  Dollars). In consideration thereof, we the undersigned hereby give full and final release to Empire Global Corp. as of the date first written above.

For and on behalf of:

Corporation



Per:
    --------------------------------------
                     , Corporate Secretary

































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EXHIBIT 3

                             Form of Bill of Sale

BILL OF SALE AND TRANSFER OF TITLE

Empire Global Corp., a Delaware corporation ("Seller") hereby absolutely sells, transfers, assigns, sets over and conveys to Braydon Capital Corporation, an Ontario Corporation ("Buyer") without recourse and without representations or warranties, express or implied, of any type, kind or nature except as expressly contained in the "Agreement" (defined below):

(i) all of Sellers's right, title and interest in IMM Investments Inc. an Ontario Corporation, together with all assets, promissory notes, any other evidence of assets and liabilities related thereto, if any; and
(ii) all principal, interest or other proceeds of any kind with respect to IMM Investments Inc.

This Bill of Sale is being executed and delivered pursuant to and in accordance with the terms and provisions of that certain Account Purchase and Sale Agreement made and entered into by and between the Seller and the Buyer, dated as of January 4, 2010 (the "Agreement"). IMM Investments Inc. is defined and described in the Agreement and is being conveyed hereby subject to the terms, conditions and provisions set forth in the Agreement.

This Bill of Sale shall be governed by the laws of the Province of Ontario without regard to the conflicts-of-laws rules thereof.

Dated: January 8, 2010
      -----------------------

SELLER: EMPIRE GLOBAL CORP.                  BUYER: BRAYDON CAPITAL CORPORATION
        -----------------------------               ----------------------------



    By: /s/ Vic Dominelli                       By: /s/ Claudio Ciavarella
        -----------------------------               ----------------------------

  Name: Vic Dominelli                         Name: Claudio Ciavarella
        -----------------------------               ----------------------------

 Title: Chairman and A/CEO                   Title: President
        -----------------------------               ----------------------------

Witness:

This Bill of Sale was acknowledged before me on the 4th. day of January, 2010, by:

         Vic Dominelli                               Claudio Ciavarella
         as Chairman of Empire                       as President of Braydon
         Global Corp.                                Capital Corporation




Witness Name: /s/ Bekim Omeri         Witness Name: /s/ Bekim Omeri
             ------------------------              -----------------------------

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